Exhibit 10.19

STOCK OPTION AGREEMENT

NOTABLE LABS, INC.

2015 STOCK PLAN

1. NOTICE OF STOCK OPTION GRANT

[Service Provider Name]	Option Number:
[Address]	Plan: 2015 Stock Plan
[Address]

Effective [date], you have been granted a [Incentive/Nonstatutory] Stock Option to purchase [number] shares of common stock of Notable Labs, Inc., a Delaware corporation (the “Company”) at $[price] per share.

The total option price of the shares granted is $[amount].

The shares granted will become vested as follows:

Shares	Vesting
[number]	[So long as your employment or consulting relationship with the Company continues, the shares granted shall vest and become exercisable in accordance with the following schedule: 1/4 of the total number of shares granted shall vest and become exercisable on __________, 20___ and 1/48th of the total number of shares granted shall vest and become exercisable on the first day of each month thereafter.]

The shares granted will become fully vested on [date]. The Expiration Date of your options is [date].

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2015 Stock Plan and this Stock Option Agreement.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Agreement or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the exercise price per share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS

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NOTABLE LABS, INC.

Name:	Date
Title:

[Service Provider Name]	Date

By your signature and the signature of the Company’s representative on the Notice of Stock Option Grant above, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Notable Labs, Inc. 2015 Stock Plan (the “Plan”), and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated in the Notice of Stock Option Grant above.

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

2. AGREEMENT

A. Grant of Option.

The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if the Option is intended to be an Incentive Stock Option, to the extent that it (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) exceeds the One Hundred Thousand Dollars ($100,000) rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option (“NSO”).

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The Option is not intended to be deferred compensation under Section 409A of the Code and will be interpreted accordingly.

B. Exercise of Option.

(a) Right to Exercise. The Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Option Agreement and as follows:

(i) The Option may not be exercised for a fraction of a share.

(ii) The Option may only be exercised with respect to Shares that already vested as of the date of such exercise.

(iii) The Option may not be exercised more than once in any six month period, without the consent of the Company.

(iv) In no event may this Option be exercised after the Expiration Date of the Option.

(b) Method of Exercise. The Option is exercisable by delivery of an Exercise Notice and Restricted Stock Purchase Agreement, in the form attached hereto as Exhibit A (the “Exercise Notice”), which shall state the irrevocable election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Plan Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price. Optionee may also be required, as a condition of exercise of the Option, to enter into any Company stockholder agreement or other agreements that are applicable to stockholders.

No Shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

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C. Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) check;

(c) at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that Optionee previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised;

(d) at the discretion of the Plan Administrator on a case by case basis, by delivery of a full recourse promissory note by Optionee having such interest (but in any event no less than the then-current Applicable Federal Rate), security and redemption provisions as the Plan Administrator determines to be appropriate; or

(e) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

D. Non-Transferability of Option.

The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

E. Term of Option.

The Option may be exercised for three (3) months after the Optionee ceases to be a Service Provider, except in the event that the Optionee’s service is terminated for Cause (as described in Section 9(b)(3) of the Plan). Upon the death of the Optionee, the Option may be exercised for twelve (12) months after the Optionee ceases to be a Service Provider. Upon the Disability of the Optionee, the Option may be exercised for six (6) months after the Optionee ceases to be a Service Provider. In no event shall the Option be exercised later than the Expiration Date as provided above. The Option may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

F. Acceleration of Vesting of Options.

(a) Upon the Death of Optionee. In the event of the Optionee’s death while the Optionee is a Service Provider, an additional amount of Options equal to one (1) year of vesting shall immediately vest and remain exercisable for twelve (12) months following the Optionee’s termination. If there are fewer than one (1) year of unvested Options at the time of the Optionee’s death, then all remaining Options shall immediately vest and remain exercisable for twelve (12) months following the Optionee’s termination.

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(b) Upon Change of Control and Termination. If the Company terminates Optionee’s Service without Cause during the twelve (12) months immediately following a Change in Control, then, subject to obtaining Section 280G Approval as needed to avoid the imposition of excise taxes under Code Sections 280G/4999, the unvested portion of this Option shall fully vest and become exercisable on Optionee’s termination date. For purposes hereof, “Section 280G Approval” shall mean the separate approval by stockholders owning more than 75% of the voting power of all outstanding stock of the Company entitled to vote immediately before a Change in Control which approval shall be obtained in compliance with the requirements of Code Section 280G(b)(5)(B), as amended, including any successor thereof, and the regulations promulgated thereunder, as determined by the Board in its sole discretion.

G. Tolling of Vesting of Option During Leave of Absence.

In the event the Optionee takes a leave of absence from the Company, the vesting of Options shall be tolled while the Optionee is on such leave.

H. Right of Repurchase.

Following Optionee’s termination of service for any reason, the Company shall have the right to purchase all of those Shares that Optionee has acquired or will acquire under the Option. If the Company exercises its right to purchase such Shares, the purchase price shall be the Fair Market Value of those Shares on the date of purchase and shall be paid in cash. The Company will notify Optionee of its intention to purchase such Shares within thirty (30) days after the last date that Optionee is entitled to exercise any portion the Option, and will consummate the purchase within any time period established by applicable law. The Company’s right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares. The Company’s rights under this subsection shall be freely assignable, in whole or in part. The Company’s right of repurchase shall terminate in the event that the Shares are listed on an established stock exchange or are quoted regularly on the OTC Bulletin Board.

I. Tax Consequences (applicable to U.S. taxpayers only).

Some of the federal tax consequences relating the Option, as of the date of the Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option.

1. Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of the exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

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2. Incentive Stock Option. If the Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

(b) Disposition of Shares.

1. Nonstatutory Stock Option. If the Optionee holds NSO Shares for at least one (1) year and one (1) day, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

2. Incentive Stock Option. If the Optionee holds ISO Shares for at least one (1) year after exercise and two (2) years after the grant date, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one (1) year after exercise or two (2) years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

IF THE OPTIONEE SELLS OR OTHERWISE DISPOSES OF ANY ISO SHARES ON OR BEFORE THE LATER OF (I) TWO (2) YEARS AFTER THE GRANT DATE, OR (II) ONE (1) YEAR AFTER THE EXERCISE DATE, THE OPTIONEE SHALL IMMEDIATELY NOTIFY THE COMPANY IN WRITING OF SUCH DISPOSITION. THE OPTIONEE AGREES THAT HE OR SHE MAY BE SUBJECT TO INCOME TAX WITHHOLDING BY THE COMPANY ON THE COMPENSATION INCOME RECOGNIZED FROM SUCH EARLY DISPOSITION OF ISO SHARES BY PAYMENT IN CASH OR OUT OF THE CURRENT EARNINGS PAID TO THE OPTIONEE.

J. Lock-Up Agreement.

In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

K. Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement (and its exhibits) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

L. NO GUARANTEE OF CONTINUED SERVICE.

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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EXHIBIT A

NOTABLE LABS, INC.

2015 STOCK PLAN

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

Notable Labs, Inc.

________________

________________

This Agreement (“Agreement”) is made as of ____________ 20____, by and between Notable Labs, Inc., a Delaware corporation (the “Company”), and the undersigned (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan (as defined below).

1) Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase __________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Company’s 2015 Stock Plan (the “Plan”) and the Stock Option Agreement granted __________, ____, (the “Option Agreement”). The purchase price for the Shares shall be $___ per Share for a total purchase price of $_________, as required by the Option Agreement. Purchaser herewith delivers to the Company the full purchase price for the Shares. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2) Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2.B of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 2.C of the Option Agreement.

3) Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

a) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

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ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration shall be determined by the Board of Directors of the Company in good faith.

iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

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b) Involuntary Transfer.

i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company or its assignees shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

ii) Price for Involuntary Transfer. With respect to any stock transferred or proposed to be transferred pursuant to Section 3(b)(i) that is purchased by the Company or its assignees, the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company or its assignees shall notify the transferee of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Holder, or the transferee if transferred, does not agree with the valuation as determined by the Board of Directors of the Company, the Holder or transferee, as applicable, shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon and whose fees shall be borne equally.

c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.

e) Termination of Rights. The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of the right of first refusal described in Section 3(a) above and the option to repurchase described in Section 3(b), a new certificate or certificates representing the Shares shall be issued, on request, without the legend referred to in Section 5(a)(ii) herein and delivered to Purchaser.

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4) Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

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f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5) Restrictive Legends and Stop-Transfer Orders.

a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6) Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

7) Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

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8) No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

9) Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

10) Miscellaneous.

a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

b) Entire Agreement; Enforcement of Rights. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to Purchaser’s interest except by means of a writing signed by the Company and Purchaser. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

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e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

h) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

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The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

PURCHASER:	NOTABLE LABS, INC.,
a Delaware corporation

Signature	By

Print Name	Name

Title

Address:	Address:

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I, ______________________, spouse of [Name of Purchaser] have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of [Name of Optionee] (if applicable)

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